UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 21, 2008

Date of Report (date of earliest event reported)

Synopsys, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employee Stock Purchase Plan

On April 21, 2008, at the 2008 Annual Meeting of Stockholders of Synopsys, Inc., our stockholders approved an amendment to our Employee Stock Purchase Plan, or the ESPP, including the international component we refer to as the International Employee Stock Purchase Plan.  We refer to the International Employee Stock Purchase Plan together with the ESPP as the Purchase Plans.  The amendment increased the number of shares of common stock authorized for issuance under the Purchase Plans by an additional 4,000,000 shares.  In February 2008, our Board of Directors approved the amendment to the Purchase Plans.

A summary of the material terms of the Purchase Plans is set forth in our definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 4, 2008.  The summary in the definitive proxy statement and the description of the amendment of the Purchase Plans contained herein are qualified in their entirety by reference to the full text of the Purchase Plans which are filed as appendices to the definitive proxy statement.

Item 9.01               Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.22	Employee Stock Purchase Plan, as amended (1)

10.23	International Employee Stock Purchase Plan, as amended (2)

(1)                                  Incorporated by reference from Appendix B to Synopsys, Inc.’s definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 4, 2008.

(2)                                  Incorporated by reference from Appendix C to Synopsys, Inc.’s definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: April 25, 2008	By:	/s/ BRIAN E. CABRERA
Brian E. Cabrera
Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.22	Employee Stock Purchase Plan, as amended (1)

10.23	International Employee Stock Purchase Plan, as amended (2)

(1)                                  Incorporated by reference from Appendix B to Synopsys, Inc.’s definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 4, 2008.

(2)                                  Incorporated by reference from Appendix C to Synopsys, Inc.’s definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 4, 2008.